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                                                                      Exhibit 23

                   [LETTERHEAD OF GRIMSLEY, WHITE & COMPANY]
                         Certified Public Accountants
                          and Management Consultants

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As the independent certified public accountant of Rocky Ford Financial, Inc., we hereby consent to the use of our report, made part of the Form 10-KSB filing for the year ended September 30, 1997.


December 17, 1997

/s/ Grimsley, White & Company
Grimsley, White & Company